345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 349-4281

The Latin America Dollar Income Fund, Inc.
                                                                  June 14, 1996

To the Stockholders:

     The Annual Meeting of Stockholders of The Latin America Dollar Income Fund, Inc. (the "Fund") is to be held at 4:00 p.m., eastern time, on Wednesday, July 24, 1996 at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy card are enclosed.

     At the Annual Meeting, the stockholders will elect three Directors and consider the ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

Respectfully,




Lynn S. Birdsong
Edmond D. Villani
President
Chairman of the Board


STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

                       THE LATIN AMERICA DOLLAR INCOME FUND, INC.

                        Notice of Annual Meeting of Stockholders

To the Stockholders of
The Latin America Dollar Income Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of The Latin America Dollar Income Fund, Inc. (the "Fund") has been called to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, July 24, 1996 at 4:00 p.m., eastern time, for the following purposes:

              (1) To elect three Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

              (2) To ratify or reject the action taken by the Board of Directors in selecting Price Waterhouse LLP as independent accountants for the fiscal year ending October 31, 1996.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on June 5, 1996 are entitled to vote at the meeting and any adjournments thereof.


                                             By order of the Board of Directors,
                                                  Thomas F. McDonough, Secretary

June 14, 1996

IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.

                                    PROXY STATEMENT
                                        GENERAL
     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Latin America Dollar Income Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, July 24, 1996 at 4:00 p.m., eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about June 14, 1996, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2) which require the approval of a majority of shares voting at the Meeting.

     Holders of record of the common stock of the Fund at the close of business on June 5, 1996 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 6,042,045 shares of common stock outstanding on the Record Date.

     The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended October 31, 1995, without charge, by calling 800-349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.

                               (1) ELECTION OF DIRECTORS

     Persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the three nominees listed below as Directors of the Fund (Class III) to serve for a term of three years, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

     The following table sets forth certain information concerning each of the three nominees as a Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class  III--Nominees  to serve until 1999 Annual Meeting of Stockholders:

                                                                                       Shares
                          Present Office with the Fund, if any;       Year First     Beneficially   Percent
                          Principal Occupation or Employment and      Became a       Owned March      of
Name (Age)                Directorships in Publicly Held Companies    Director       31, 1996(1)     Class
- ----------                ----------------------------------------    ----------     ------------   -------

George M. Lovejoy, Jr.    President, Fifty Associates;  Chairman       1992           1,059         less than
  (66)                    Emeritus,   Meredith  &  Grew,   Inc.;                                    1/4 of 1%
                          Trustee,   MGI   Properties   and  New
                          England   Aquarium;   Member,   Shared
                          Investment    Committee    of   Copley
                          Investors  Limited  Partnership;   and
                          Chairman,  MA  Advisory  Committee  of
                          Nature   Conservatory.   Mr.   Lovejoy
                          serves on the boards of an  additional
                          11 funds managed by Scudder.

Dr. Susan Kaufman         Managing  Director,   Council  of  the      1992            --              --
Purcell (53)              Americas;  Vice  President,   Americas
                          Society;   Director,   Valero   Energy
                          Corp.   Dr.   Purcell  serves  on  the
                          boards  of  an  additional  two  funds
                          managed by Scudder.

Edmond D. Villani         Chairman of the Board;  President  and      1992            500          less than
 (49)*+++                 Managing Director of Scudder,  Stevens                                   1/4 of 1%
                          & Clark,  Inc. Mr.  Villani  serves on
                          the boards of an  additional  16 funds
                          managed by Scudder.

Information Concerning Continuing Directors

     The Board of Directors is divided into three classes, each Director serving for a term of three years. The terms of Classes I and II do not expire this year. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class I--Directors serving until 1997 Annual Meeting of Stockholders:

                                                                                       Shares
                          Present Office with the Fund, if any;       Year First     Beneficially   Percent
                          Principal Occupation or Employment and      Became a       Owned March      of
Name (Age)                Directorships in Publicly Held Companies    Director       31, 1996(1)     Class
- ----------                ----------------------------------------    ----------     ------------   -------

Lynn S. Birdsong          President;    Managing   Director   of         1992            --              --
 (49)*+++                 Scudder,  Stevens  & Clark,  Inc.  Mr.
                          Birdsong  serves on the boards of an
                          additional three funds managed by Scudder.

Robert J. Callander (65)  Director, ARAMARK Corporation, Barnes          1992            100          less than
                          Group Inc., Beneficial Corporation,                                         1/4 of 1%
                          and Omnicom Group, Inc.; Member,
                          Council on Foreign Relations;
                          Managing Director, Metropolitan Opera
                          Association; Trustee, Drew
                          University; and Visiting Professor/
                          Executive-in-Residence, Columbia
                          Business School, Columbia University
                          (until 1995). Mr. Callander serves
                          on the boards of an additional two
                          funds managed by Scudder.

Class II--Directors serving until 1998 Annual Meeting of Stockholders:

                                                                                       Shares
                          Present Office with the Fund, if any;       Year First     Beneficially   Percent
                          Principal Occupation or Employment and      Became a       Owned March      of
Name (Age)                Directorships in Publicly Held Companies    Director       31, 1996(1)     Class
- ----------                ----------------------------------------    ----------     ------------   -------

Robert J. Boyd (51)*      President and Director,  GLB Research,         1992            --              --
                          Inc.;  Trustee,  Institute of Economic
                          Affairs;    Director,    Cosechar   En
                          Argentina S.A., G.T. Japan  Investment
                          Trust      PLC     and      Australian
                          Opportunities  Investment  Trust.  Mr.
                          Boyd   serves  on  the  board  of  one
                          additional fund managed by Scudder.

Ronaldo A. da Frota       Director and Chief Executive  Officer,          1992           1,342         less than
   Nogueira (57)          IMF    Editora    Ltda.     (financial                                       1/4 of 1%
                          publisher).  Mr.  Nogueira  serves  on
                          the  boards  of  an  additional  three
                          funds managed by Scudder.

All Directors and Officers as a group                                                    3,001         less than
                                                                                                       1/4 of 1%

- --------------------------

* Directors considered by the Fund and its counsel to be "interested persons" (which as used in this proxy statement is as defined in the Investment Company Act of 1940) of the Fund or of the Fund's investment manager, Scudder, Stevens & Clark, Inc. Messrs. Birdsong and Villani are deemed to be interested persons because of their affiliation with the Fund's investment manager, Scudder, Stevens & Clark, Inc., or because they are Officers of the Fund or both. Mr. Boyd is deemed to be an interested person because he serves as a consultant to Scudder.
+++ Messrs. Birdsong and Villani are members of the Executive Committee of the Fund.
(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

     Section 30(f) of the Investment Company Act of 1940 (the "1940 Act"), as applied to a fund, requires the fund's officers, directors, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons") to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the
"SEC") and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

     Based solely upon its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended October 31, 1995, its Reporting Persons complied with all applicable filing requirements.

     To the best of the Fund's knowledge, as of April 30, 1996 no person owned beneficially more than 5% of the Fund's outstanding stock.

Committees of the Board--Board Meetings

     The Board of Directors of the Fund met eight times during the fiscal year ended October 31, 1995. Each Director attended at least 75% of the total number of meetings of Board of Directors and of all committees of the Board on which they served as regular members.

     The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Special Nominating Committee. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

     The Board has an Audit Committee consisting of those Directors who are unaffiliated persons of the Fund or of Scudder ("Noninterested Directors"), as defined in the 1940 Act, which met on February 29, 1996. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Nominating Committee

     The Board has a Special Nominating Committee consisting of the Noninterested Directors. The Committee is charged with the duty of making all nominations for Noninterested Directors. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee met on February 29, 1996 to consider and to nominate the nominees set forth above.

Executive Officers

     In addition to Messrs. Birdsong and Villani, Directors who are also Officers of the Fund, the following persons are Executive Officers of the Fund:


                                   Present Office with the Fund;      Year First Became
          Name (Age)           Principal Occupation or Employment (1)   an Officer (2)
          ----------           --------------------------------------   --------------

Paul J. Elmlinger (37)         Vice President and Assistant                  1992
                               Secretary; Managing Director of
                               Scudder, Stevens & Clark, Inc.
Jerard K. Hartman (63)         Vice President; Managing Director of          1992
                               Scudder, Stevens & Clark, Inc.


                                       7

                                   Present Office with the Fund;      Year First Became
          Name (Age)           Principal Occupation or Employment (1)   an Officer (2)
          ----------           --------------------------------------   --------------

David S. Lee (62)              Vice President; Managing Director of          1992
                               Scudder, Stevens & Clark, Inc.
Pamela A. McGrath (42)         Treasurer; Managing Director of               1992
                               Scudder, Stevens & Clark, Inc.
Juris Padegs (64)              Vice President; Managing Director of          1992
                               Scudder, Stevens & Clark, Inc.
Kathryn L. Quirk (43)          Vice President and Assistant                  1992
                               Secretary; Managing Director of
                               Scudder, Stevens & Clark, Inc.
M. Isabel Saltzman (41)        Vice President; Principal of Scudder,         1992
                               Stevens & Clark, Inc.
Edward J. O'Connell (51)       Vice President and Assistant                  1992
                               Treasurer; Principal of Scudder,
                               Stevens & Clark, Inc.
Thomas F. McDonough (49)       Secretary; Principal of Scudder,              1992
                               Stevens & Clark, Inc.
Coleen Downs Dinneen (35)      Assistant Secretary; Vice President           1993
                               of Scudder, Stevens & Clark, Inc.

(1) Unless otherwise stated, all Executive Officers have been associated with Scudder for more than five years, although not necessarily in the same capacity.
(2) The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified and all other officers hold offices in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers

     The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder was $73,699 including expenses, during the fiscal year ended October 31, 1995. Each such unaffiliated Director currently receives fees paid by the Fund of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than Audit Committee meetings, for which such Director receives a fee of $750) and $150 per telephone conference call for the purpose of declaring the Fund's quarterly dividends. Scudder supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund and receives an investment management fee for its services. Several of the Fund's Officers and Directors are also Officers, Directors, employees or stockholders of Scudder and participate in the fees paid to that firm (see "Investment Manager," page 10), although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance at Directors' and committee meetings.

The following  Compensation Table, provides in tabular form, the following data:
Column (1) All Directors who receive compensation from the Fund. Column (2) Aggregate compensation received by a Director from the Fund. Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay its Directors such benefits. Column (5) Total compensation received by a Director from the Fund, plus compensation received from all funds managed by Scudder for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

                                   Compensation Table
                          for the year ended December 31, 1995
              (1)                     (2)                (3)                 (4)                (5)
        Name of Person,                               Pension or      Estimated Annual   Total Compensation
           Position                Aggregate     Retirement Benefits    Benefits Upon    From the Fund and
                                  Compensation    Accrued As Part of     Retirement         Fund Complex
                                 from the Fund      Fund Expenses                         Paid to Director
- -------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------
Robert J. Boyd,                    $11,800               N/A                 N/A              $23,600
Director                                                                                     (2 funds)

Robert J. Callander,               $12,850               N/A                 N/A              $37,950
Director                                                                                     (3 funds)

George M. Lovejoy, Jr.,            $12,850               N/A                 N/A              $112,900
Director                                                                                     (12 funds)

Ronaldo A. da Frota Nogueira,      $12,850               N/A                 N/A              $57,950
Director                                                                                     (4 funds)

Dr. Susan Kaufman Purcell,         $12,850               N/A                 N/A              $37,950
Director                                                                                     (3 funds)


Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

       (2) RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     At a meeting held on May 28, 1996, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected Price Waterhouse LLP to act as independent accountants for the Fund for the fiscal year ending October 31, 1996. Price Waterhouse LLP are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders or management.

     The Fund's financial statements for the fiscal year ended October 31, 1995 were audited by Price Waterhouse LLP. In connection with its audit services, Price Waterhouse LLP reviewed the financial statements included in the Fund's semiannual and annual reports to stockholders and its filings with the SEC.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders ratify the selection of Price Waterhouse LLP as independent accountants.

Investment Manager

     Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder. Edmond D. Villani# is the President of Scudder. Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, Dudley H. Ladd*, Douglas M. Loudon#, John T. Packardi, Juris Padegs# and Cornelia M. Small# are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce and Edmond D. Villani in their capacity as the representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and the Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocation will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock and all Principals own nonvoting stock.

Brokerage  Commissions  on Portfolio Transactions

     To the maximum extent feasible, Scudder places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by Scudder.

Other Matters

     The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that properly comes before the Meeting or any adjournments thereof in accordance with their best judgment.

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by Officers of the Fund or personnel of Scudder. The Fund has retained Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, New Jersey 07072-2586 to assist in the proxy solicitation. The cost of their services is estimated at $4,500. The expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Corporate Investor Communications, Inc., in person, by telephone or by facsimile will be borne by

- --------------------------

*    Two International Place, Boston, Massachusetts
#    345 Park Avenue, New York, New York
+++  101 California Street, San Francisco, California
@    Two Prudential  Plaza, 180 North Stetson,  Suite 5400,  Chicago,  Illinois
the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting are not received by July 24, 1996, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

     Any proposal by a stockholder of the Fund intended to be presented at the 1997 meeting of Stockholders of the Fund must be received by Thomas F. McDonough, Secretary of the Fund, c/o Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York 10154, not later than February 7, 1997.

By order of the Board of Directors,
Thomas F. McDonough
Secretary

345 Park Avenue
New York, New York 10154

June 14, 1996


PROXY               THE LATIN AMERICA DOLLAR INCOME FUND, INC.             PROXY
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

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                     Annual Meeting of Stockholders--July 24, 1996

     The  undersigned  hereby appoints Lynn S. Birdsong and Edmond D. Villani and each of them, the proxies of the  undersigned,  with the power of  substitution  to each of them,  to vote all shares of The Latin  America  Dollar  Income Fund,  Inc.  which the undersigned  is entitled to vote at the Annual  Meeting of  Stockholders  of The Latin
America  Dollar  Income  Fund,  Inc. to be held at the  offices of Scudder,  Stevens &
Clark,  Inc., 25th Floor, 345 Park Avenue (at 51st Street),  New York, New York 10154,
on  Wednesday,  July 24,  1996 at 4:00 p.m.,  eastern  time,  and at any  adjournments thereof.

     Unless otherwise  specified in the squares provided,  the undersigned's vote will be cast FOR each numbered item listed below.

1. The election of  Directors;


          FOR all nominees listed below                                         WITHHOLD  AUTHORITY
          (except as marked to the contrary below)  []                          to vote for all nominees listed below  []

   Nominees:  George M. Lovejoy, Jr., Dr. Susan  Kaufman  Purcell  and  Edmond D. Villani
   (INSTRUCTION  To withhold  authority to vote for any  individual  nominee,  write that nominee's name on the space provided below.)


          ----------------------------------------


2.   Ratification of the selection of Price Waterhouse LLP as independent accountants;         FOR []     AGAINST []     ABSTAIN []
                                                                                                     (continued on other side)

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The  Proxies  are  authorized  to vote in  their  discretion  on any  other business which may properly come before the meeting and any adjournments thereof.



                             Please sign  exactly as your name or names  appear.
                             When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                             --------------------------------------
                                   (Signature of Stockholder)


                             --------------------------------------
                                (Signature of joint owner, if any)


                             Date                                 , 1996
                                 ---------------------------------


                  PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                                 NO POSTAGE IS REQUIRED